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                                                                    EXHIBIT 10.5

                        MODIFICATION OF PROMISSORY NOTE

         The parties to this Modification of Promissory Note are Real Estate Opportunities, Inc., a Colorado Corporation ("Borrower") and F. Jeffrey Krupka, as Trustee of the Krupka-Brophy Profit Sharing Plan ("Lender").

         In exchange for the mutual promises contained in this Agreement, Borrower and Lender state and agree as follows:

1. Borrower executed and delivered a Promissory Note (the "Note") payable to the order of Lender on February 3, 2000, in the principal amount of Five Hundred Twenty Nine Thousand Seven Hundred Thirty Nine and 31/100ths Dollars ($529,739.31).

2. As of December 15, 2000, the unpaid balance of principal and accrued interest owed on the Note will be Four Hundred Ninety One Thousand Forty Five and 57/100ths Dollars ($491,045.57).

3. The Note is secured by a Deed of Trust dated February 3, 2000, the original of which has been recorded in the office of the Clerk and Recorder of Weld County, State of Colorado, at Reception No. 2750197 and in Book _______ at Page(s) ________.

4. Lender warrants that it is the holder of the Note.

5. Borrower has requested that Lender modify the Note and Lender is willing to accommodate Borrower's request upon the terms and conditions set forth below. In consideration of such terms and conditions, Borrower and Lender agree as follows:

          a) As of December 15, 2000 the balance owed is reduced/discounted by $70,000.00 and now the new balance owed is $421,045.57 (NO MONEY PAID TO REDUCE $70,000.00), and

          b) The next payment is due August 1, 2001 in the amount of $39,730.45 since the February 1, 2001 payment was prepaid on October 26, 2000, and

          c) The Note will be non-recourse to the Borrower upon reduction to $400,000.00 principal balance and the due on sale clause in the Note and deed of trust securing same will be then waived, provided the other two promissory notes described in the said deed of trust are paid in full ($55,000.00 and $65,000.00, respectively).



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         6. All other terms of the Note remain in full force and effect except as modified by this Modification of Promissory Note. This original Modification of Promissory Note shall have the same force and effect as if the terms and conditions were originally incorporated in the Note prior to its execution.

         7. Borrower waives any defenses which they may have to the enforceability of the Note or to the status of Lender as the holder of the Note. This waiver only applies to acts, events, or omissions, known or unknown, which occurred or did not occur through the date of this Modification of Promissory Note and does not apply to any future acts, events, or omissions which may occur or not occur which would otherwise constitute a defense to payment of the Note.

         8. Borrower releases and forever discharges Lender, Lender's predecessors and successors in interest, assigns, agents, attorneys, servants, employees and all other related persons and entities from any and all claims, causes of action, demands, and other bases for relief which they may have or which may hereafter accrue in connection with the negotiations leading up to, the execution of, and the events which occurred subsequent to the execution of the Note.

         9. Borrower acknowledges receipt of a fully completed photocopy of this Modification of Promissory Note.


Real Estate Opportunities, Inc., a         Krupka-Brophy Profit
Colorado Corporation                       Sharing Plan

By  /s/ F. JEFFREY KRUPKA                  By  /s/ F. JEFFREY KRUPKA
   ---------------------------------          ----------------------------------
   F. Jeffrey Krupka, President               F. Jeffrey Krupka, Trustee


NOTARIES ON NEXT PAGE


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STATE OF COLORADO           )
                            )ss.
CITY AND COUNTY OF DENVER   )

         The foregoing instrument was acknowledged before me this 18th day of December, 2000, by F. Jeffrey Krupka, President of Real Estate Opportunities, Inc., a Colorado Corporation.

          Witness my hand and official seal.  My Commission Expires May 20, 2004

My commission expires:
                                      /s/ CYNTHIA KETTL
                                    ---------------------------------
                                    Notary Public

STATE OF COLORADO          )
                           )ss.
CITY AND COUNTY OF DENVER  )

         The foregoing instrument was acknowledged before me this 18th day of December, 2000, by F. Jeffrey Krupka, Trustee of the Krupka-Brophy Profit Sharing Plan.

          Witness my hand and official seal.  My Commission Expires May 20, 2004

My commission expires:
                                      /s/ CYNTHIA KETTL
                                    ---------------------------------
                                    Notary Public